Exhibit 99.2

Fourth Quarter

Financial Supplement

December 31, 2017

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

This QFS includes revised prior period results to reflect a reserve strengthening and other corrections in the appropriate historical periods as previously discussed in the press release preannouncing preliminary fourth quarter 2017 earnings issued on January 29, 2018.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Revenues
Premiums	$9,246	$8,965	$9,580	$10,876	$9,571	$37,202	$38,992
Universal life and investment-type product policy fees	1,355	1,360	1,364	1,428	1,358	5,483	5,510
Net investment income	4,263	4,421	4,193	4,295	4,454	16,790	17,363
Other revenues	376	342	292	301	406	1,685	1,341
Net investment gains (losses)	(299)	88	104	(606)	106	317	(308)
Net derivative gains (losses)	(2,312)	(226)	(247)	(190)	(141)	(874)	(804)
Total revenues	12,629	14,950	15,286	16,104	15,754	60,603	62,094

Expenses
Policyholder benefits and claims	8,928	8,863	9,427	10,728	9,295	36,358	38,313
Interest credited to policyholder account balances	1,357	1,451	1,292	1,338	1,526	5,176	5,607
Policyholder dividends	299	310	313	302	306	1,223	1,231
Capitalization of DAC	(730)	(713)	(744)	(761)	(784)	(3,152)	(3,002)
Amortization of DAC and VOBA	654	663	656	626	736	2,718	2,681
Amortization of negative VOBA	(48)	(43)	(38)	(32)	(27)	(269)	(140)
Interest expense on debt	282	283	284	284	278	1,157	1,129
Other expenses	3,316	3,078	3,125	3,201	3,549	13,295	12,953
Total expenses	14,058	13,892	14,315	15,686	14,879	56,506	58,772
Income (loss) from continuing operations before provision for income tax	(1,429)	1,058	971	418	875	4,097	3,322
Provision for income tax expense (benefit)	(616)	115	146	(422)	(1,259)	629	(1,420)
Income (loss) from continuing operations, net of income tax	(813)	943	825	840	2,134	3,468	4,742
Income (loss) from discontinued operations, net of income tax	(1,370)	(76)	58	(968)	-	(2,734)	(986)
Net income (loss)	(2,183)	867	883	(128)	2,134	734	3,756
Less: Net income (loss) attributable to noncontrolling interests	2	3	3	6	(2)	4	10
Net income (loss) attributable to MetLife, Inc.	(2,185)	864	880	(134)	2,136	730	3,746
Less: Preferred stock dividends	45	6	46	6	45	103	103
Net income (loss) available to MetLife, Inc.’s common shareholders	$(2,230)	$858	$834	$(140)	$2,091	$627	$3,643

Total Premiums, Fees and Other Revenues	$10,977	$10,667	$11,236	$12,605	$11,335	$44,370	$45,843

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Net income (loss) available to MetLife, Inc.’s common shareholders	$(2,230)	$858	$834	$(140)	$2,091
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(299)	88	104	(606)	106
Less: Net derivative gains (losses)	(2,312)	(226)	(247)	(190)	(141)
Less: Goodwill impairment	-	-	-	-	-
Less: Other adjustments to continuing operations (1)	(111)	(491)	(341)	(494)	(296)
Less: Provision for income tax (expense) benefit	807	245	142	1,009	1,742
Less: Income (loss) from discontinued operations, net of income tax	(1,370)	(76)	58	(968)	-
Add: Net income (loss) attributable to noncontrolling interests	2	3	3	6	(2)
Adjusted earnings available to common shareholders	$1,057	$1,321	$1,121	$1,115	$678

Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (2)	$(2.03)	$0.78	$0.77	$(0.13)	$1.97
Less: Net investment gains (losses)	(0.27)	0.08	0.10	(0.57)	0.10
Less: Net derivative gains (losses)	(2.09)	(0.21)	(0.23)	(0.18)	(0.13)
Less: Goodwill impairment	-	-	-	-	-
Less: Other adjustments to continuing operations	(0.11)	(0.45)	(0.32)	(0.45)	(0.28)
Less: Provision for income tax (expense) benefit	0.73	0.23	0.13	0.94	1.64
Less: Income (loss) from discontinued operations, net of income tax	(1.24)	(0.07)	0.05	(0.90)	-
Add: Net income (loss) attributable to noncontrolling interests	-	-	-	0.01	-
Adjusted earnings available to common shareholders per common share - diluted (2)	$0.95	$1.20	$1.04	$1.04	$0.64

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Notable items impacting adjusted earnings available to common shareholders:
Variable investment income	$-	$15	$-	$-	$-
Catastrophe experience and prior year development, net	-	(45)	-	(10)	7
Actuarial assumption review and other insurance adjustments	(91)	76	(28)	125	(110)
Litigation reserves & settlement costs	(23)	(21)	-	-	(55)
Expense initiative costs	(28)	(21)	(22)	(17)	(42)
Other expense-related items (3)	-	-	(36)	-	-
Tax adjustments	-	-	27	(167)	(298)
Total notable items (4)	$(142)	$4	$(59)	$(69)	$(498)

Notable items impacting adjusted earnings available to common shareholders per common share - diluted:
Variable investment income	$-	$0.01	$-	$-	$-
Catastrophe experience and prior year development, net	$-	$(0.04)	$-	$(0.01)	$0.01
Actuarial assumption review and other insurance adjustments	$(0.08)	$0.07	$(0.03)	$0.12	$(0.10)
Litigation reserves & settlement costs	$(0.02)	$(0.02)	$-	$-	$(0.05)
Expense initiative costs	$(0.03)	$(0.02)	$(0.02)	$(0.02)	$(0.04)
Other expense-related items (3)	$-	$-	$(0.03)	$-	$-
Tax adjustments	$-	$-	$0.02	$(0.16)	$(0.28)
Total notable items (4)	$(0.13)	$-	$(0.05)	$(0.06)	$(0.47)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Weighted average common shares outstanding - diluted	1,108.8	1,098.7	1,082.1	1,071.5	1,062.1

(1)   See Page A-1 for further detail.

(2)   8.6 million shares related to the assumed exercise or issuance of stock-based awards for the three months ended December 31, 2016 have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to income (loss) from continuing operations, net of income tax, per common share - diluted. These shares were included in the calculation of adjusted earnings available to common shareholders per common share - diluted.

(3)   For the three months ended June 30, 2017, $36 million in lease impairments are included.

(4)   These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Book value per common share (1)	$59.35	$60.72	$63.17	$51.59	$53.57
Book value per common share, excluding AOCI other than FCTA (1)	$49.61	$50.33	$50.84	$40.71	$42.24
Book value per common share - common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$34.45	$35.13	$37.06	$40.71	$42.24
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$40.92	$41.46	$41.81	$31.68	$32.95

	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Return on MetLife, Inc.’s (2):
Common stockholders’ equity	(12.6)%	5.3%	5.0%	(0.9)%	15.2%
Common stockholders’ equity, excluding AOCI other than FCTA	(15.8)%	6.3%	6.1%	(1.2)%	19.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	(19.0)%	7.8%	7.6%	(1.3)%	24.8%

Adjusted return on MetLife, Inc.’s (2):
Common stockholders’ equity	6.0%	8.1%	6.8%	7.3%	4.9%
Common stockholders’ equity, excluding AOCI other than FCTA	7.5%	9.7%	8.3%	9.2%	6.2%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.8%	14.0%	11.6%	10.8%	6.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	9.1%	11.9%	10.1%	11.5%	8.1%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Common shares outstanding, beginning of period	1,099.0	1,095.5	1,081.3	1,063.5	1,054.3
Share repurchases	(5.5)	(16.0)	(18.3)	(10.4)	(11.9)
Newly issued shares	2.0	1.8	0.5	1.2	1.2
Common shares outstanding, end of period	1,095.5	1,081.3	1,063.5	1,054.3	1,043.6

Weighted average common shares outstanding - basic	1,100.2	1,090.4	1,074.0	1,062.3	1,052.5
Dilutive effect of the exercise or issuance of stock-based awards	8.6	8.3	8.1	9.2	9.6
Weighted average common shares outstanding - diluted	1,108.8	1,098.7	1,082.1	1,071.5	1,062.1

MetLife Policyholder Trust Shares	163.3	161.3	159.1	157.3	155.2

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.’s common stockholders’ equity and adjusted return on MetLife, Inc.’s common stockholders’ equity for the years ended December 31, 2016 and 2017.

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS
	For the Three Months Ended						For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017		December 31, 2016	December 31, 2017

Total revenues	$12,629	$14,950	$15,286	$16,104	$15,754		$60,603	$62,094
Less: Net investment (gains) losses	(299)	88	104	(606)	106		317	(308)
Less: Net derivative (gains) losses	(2,312)	(226)	(247)	(190)	(141)		(874)	(804)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	2	1	9	4	(2)		30	12
Less: Other adjustments to revenues:
GMIB fees	31	31	31	32	31	`	124	125
Investment hedge adjustments	(152)	(139)	(114)	(97)	(85)		(580)	(435)
Operating joint venture adjustments	1	(1)	1	-	-		6	-
Unit-linked contract income	327	416	214	234	436		950	1,300
Securitization entities income	-	-	-	-	-		-	-
Settlement of foreign currency earnings hedges	(2)	6	5	5	6		4	22
Divested businesses and Lag elimination	(239)	(280)	(228)	(54)	-		(290)	(562)
Total adjusted revenues	$15,272	$15,054	$15,511	$16,776	$15,403		$60,916	$62,744

	For the Three Months Ended						For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017		December 31, 2016	December 31, 2017

Net investment income	$4,263	$4,421	$4,193	$4,295	$4,454		$16,790	$17,363
Less: Adjustments to net investment income:
Investment hedge adjustments	(152)	(139)	(114)	(97)	(85)		(580)	(435)
Operating joint venture adjustments	1	(1)	1	-	-		6	-
Unit-linked contract income	327	416	214	234	436		950	1,300
Securitization entities income	-	-	-	-	-		-	-
Divested businesses and Lag elimination	(49)	(27)	(21)	2	-		(23)	(46)
Net investment income, as reported on an adjusted basis	$4,136	$4,172	$4,113	$4,156	$4,103		$16,437	$16,544

	For the Three Months Ended						For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017		December 31, 2016	December 31, 2017

Total premiums, fees and other revenues	$10,977	$10,667	$11,236	$12,605	$11,335		$44,370	$45,843
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	2	1	9	4	(2)		30	12
GMIB fees	31	31	31	32	31		124	125
Settlement of foreign currency earnings hedges	(2)	6	5	5	6		4	22
Divested businesses and Lag elimination	(190)	(253)	(207)	(56)	-		(267)	(516)
Total adjusted premiums, fees and other revenues	$11,136	$10,882	$11,398	$12,620	$11,300		$44,479	$46,200
Total adjusted premiums, fees and other revenues, on a constant currency basis	$11,159	$10,971	$11,403	$12,573	$11,300

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Total expenses	$14,058	$13,892	$14,315	$15,686	$14,879	$56,506	$58,772
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(11)	(2)	(28)	(2)	(28)	(226)	(60)
Less: Goodwill impairment	-	-	-	-	-	-	-
Less: Other adjustments to expenses:
Inflation and pass through adjustments	(163)	21	53	(28)	(77)	(85)	(31)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	100	60	61	138	93	125	352
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	6	3	2	6	2	16	13
PAB hedge adjustments	(1)	(1)	(1)	(1)	-	(3)	(3)
Unit-linked contract costs	318	402	213	229	420	932	1,264
Securitization entities debt expense	-	-	-	-	-	-	-
Noncontrolling interest	(4)	(4)	(3)	(10)	5	(6)	(12)
Regulatory implementation costs	1	-	-	-	-	1	-
Acquisition, integration and other costs	31	8	14	20	23	64	65
Divested businesses and Lag elimination	(198)	38	(52)	266	244	(93)	496
Total adjusted expenses	$13,979	$13,367	$14,056	$15,068	$14,197	$55,781	$56,688

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Capitalization of DAC	$(730)	$(713)	$(744)	$(761)	$(784)	$(3,152)	$(3,002)
Less: Divested businesses and Lag elimination	21	16	14	4	-	(1)	34
Capitalization of DAC, as reported on an adjusted basis	$(751)	$(729)	$(758)	$(765)	$(784)	$(3,151)	$(3,036)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Other expenses	$3,316	$3,078	$3,125	$3,201	$3,549	$13,295	$12,953
Less: Noncontrolling interest	(4)	(4)	(3)	(10)	5	(6)	(12)
Less: Regulatory implementation costs	1	-	-	-	-	1	-
Less: Acquisition, integration and other costs	31	8	14	20	23	64	65
Less: Divested businesses and Lag elimination	(24)	133	44	70	244	296	491
Other expenses, as reported on an adjusted basis	$3,312	$2,941	$3,070	$3,121	$3,277	$12,940	$12,409
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,320	$2,972	$3,072	$3,101	$3,277

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Other expenses by major category, as reported on an adjusted basis
Direct and allocated expenses	$1,604	$1,360	$1,477	$1,531	$1,705	$5,843	$6,073
Pension and post-retirement benefit costs	79	79	77	81	65	342	302
Premium taxes, other taxes, and licenses & fees	143	175	148	144	153	678	620
Fixed expenses, as reported on an adjusted basis	$1,826	$1,614	$1,702	$1,756	$1,923	$6,863	$6,995
Commissions and other variable expenses	1,486	1,327	1,368	1,365	1,354	6,077	5,414
Other expenses, as reported on an adjusted basis	$3,312	$2,941	$3,070	$3,121	$3,277	$12,940	$12,409

METLIFE
CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$289,563	$294,710	$300,616	$308,894	$308,931
Equity securities available-for-sale, at estimated fair value	2,894	3,088	3,137	2,776	2,513
Fair value option securities, at estimated fair value	13,923	14,399	14,762	16,538	16,745
Mortgage loans	65,167	66,633	67,309	68,057	68,731
Policy loans	9,511	9,603	9,558	9,585	9,669
Real estate and real estate joint ventures	8,891	9,293	9,256	9,486	9,637
Other limited partnership interests	5,136	5,166	5,251	5,501	5,708
Short-term investments, principally at estimated fair value	6,523	8,911	5,890	7,217	4,870
Other invested assets, principally at estimated fair value	19,303	17,003	16,559	17,652	17,263
Total investments	420,911	428,806	432,338	445,706	444,067
Cash and cash equivalents, principally at estimated fair value	12,651	11,599	12,876	13,023	12,701
Accrued investment income	3,308	3,343	3,362	3,692	3,524
Premiums, reinsurance and other receivables	15,445	16,114	16,475	18,588	18,423
Deferred policy acquisition costs and value of business acquired	17,590	18,138	18,039	18,399	18,419
Current income tax recoverable	20	25	66	3	-
Goodwill	9,220	9,350	9,385	9,556	9,590
Assets of disposed subsidiary	216,983	217,844	220,295	-	-
Other assets	7,058	7,312	7,474	8,149	8,167
Separate account assets	195,578	202,156	204,889	203,399	205,001
Total assets	$898,764	$914,687	$925,199	$720,515	$719,892

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$166,636	$169,486	$171,271	$176,005	$177,974
Policyholder account balances	173,168	177,772	178,961	182,513	183,414
Other policy-related balances	13,402	13,774	13,804	15,428	15,515
Policyholder dividends payable	696	685	707	730	682
Policyholder dividend obligation	1,931	1,983	2,237	2,201	2,121
Payables for collateral under securities loaned and other transactions	25,873	25,722	26,604	27,132	25,723
Short-term debt	242	260	235	214	477
Long-term debt	16,441	16,455	16,492	16,688	15,686
Collateral financing arrangements	1,274	1,262	1,235	1,220	1,121
Junior subordinated debt securities	3,169	3,169	3,169	3,144	3,144
Liabilities of disposed subsidiary	202,707	204,639	206,334	-	-
Current income tax payable	-	-	-	-	311
Deferred income tax liability	6,654	6,461	7,504	8,412	6,579
Other liabilities	23,735	22,958	22,295	26,745	23,982
Separate account liabilities	195,578	202,156	204,889	203,399	205,001
Total liabilities	831,506	846,782	855,737	663,831	661,730

Equity
Preferred stock, at par value	-	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,944	30,990	31,021	31,066	31,111
Retained earnings	34,239	34,660	35,063	24,150	25,819
Treasury stock, at cost	(3,474)	(4,332)	(5,284)	(5,779)	(6,401)
Accumulated other comprehensive income (loss)	5,366	6,396	8,436	7,005	7,427
Total MetLife, Inc.’s stockholders’ equity	67,087	67,726	69,248	56,454	57,968
Noncontrolling interests	171	179	214	230	194
Total equity	67,258	67,905	69,462	56,684	58,162
Total liabilities and equity	$898,764	$914,687	$925,199	$720,515	$719,892

METLIFE

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$277	$298	$312	$370	$352
RETIREMENT AND INCOME SOLUTIONS	449	420	402	381	266
PROPERTY & CASUALTY	49	28	26	63	133
TOTAL U.S.	$775	$746	$740	$814	$751
ASIA	469	441	467	470	471
LATIN AMERICA	139	181	188	214	158
EMEA	82	87	86	92	91
METLIFE HOLDINGS	287	573	342	538	276
CORPORATE & OTHER	(459)	(341)	(368)	(420)	(541)
Total adjusted earnings before provision for income tax	$1,293	$1,687	$1,455	$1,708	$1,206

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$103	$104	$109	$129	$122
RETIREMENT AND INCOME SOLUTIONS	155	146	140	134	93
PROPERTY & CASUALTY	6	(1)	(2)	12	38
TOTAL U.S.	$264	$249	$247	$275	$253
ASIA	115	146	157	156	161
LATIN AMERICA	17	38	34	51	33
EMEA	10	12	14	21	12
METLIFE HOLDINGS	86	186	105	174	82
CORPORATE & OTHER	(301)	(271)	(269)	(90)	(58)
Total provision for income tax expense (benefit)	$191	$360	$288	$587	$483

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$174	$194	$203	$241	$230
RETIREMENT AND INCOME SOLUTIONS	294	274	262	247	173
PROPERTY & CASUALTY	43	29	28	51	95
TOTAL U.S.	$511	$497	$493	$539	$498
ASIA	354	295	310	314	310
LATIN AMERICA	122	143	154	163	125
EMEA	72	75	72	71	79
METLIFE HOLDINGS	201	387	237	364	194
CORPORATE & OTHER (1)	(203)	(76)	(145)	(336)	(528)
Total adjusted earnings available to common shareholders (1)	$1,057	$1,321	$1,121	$1,115	$678

ADJUSTED RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

U.S.
GROUP BENEFITS	24.1%	27.6%	28.8%	34.2%	32.7%
RETIREMENT AND INCOME SOLUTIONS	17.3%	19.8%	18.9%	17.8%	12.5%
PROPERTY & CASUALTY	15.2%	6.2%	6.0%	11.0%	20.4%
TOTAL U.S.	18.9%	19.5%	19.3%	21.1%	19.5%
ASIA	12.8%	9.4%	9.9%	10.0%	9.9%
LATIN AMERICA	15.9%	19.5%	21.0%	22.2%	17.0%
EMEA	8.9%	9.3%	9.0%	8.8%	9.8%
METLIFE HOLDINGS	7.3%	13.8%	8.4%	12.9%	6.9%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

U.S.	20.8%	22.7%	22.5%	24.6%	22.7%
ASIA	22.1%	15.0%	15.8%	16.0%	15.8%
LATIN AMERICA	25.2%	33.6%	36.2%	38.3%	29.3%
EMEA	15.6%	15.3%	14.7%	14.5%	16.1%
METLIFE HOLDINGS	7.8%	15.4%	9.5%	14.5%	7.8%

(1)    Includes impact of preferred stock dividends of $45 million, $6 million, $46 million, $6 million and $45 million for the three months ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

(2)    Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$5,374	$5,185	$5,877	$6,987	$5,583	$21,501	$23,632
Universal life and investment-type product policy fees	246	265	251	247	249	989	1,012
Net investment income	1,591	1,612	1,575	1,602	1,607	6,206	6,396
Other revenues	195	204	199	197	206	784	806
Total adjusted revenues	7,406	7,266	7,902	9,033	7,645	29,480	31,846

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,357	5,244	5,887	6,916	5,580	21,591	23,627
Interest credited to policyholder account balances	335	351	359	376	388	1,302	1,474
Capitalization of DAC	(115)	(100)	(116)	(126)	(116)	(471)	(458)
Amortization of DAC and VOBA	118	114	114	118	113	471	459
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	4	2	3	9	11
Other expenses	934	909	914	933	926	3,706	3,682
Total adjusted expenses	6,631	6,520	7,162	8,219	6,894	26,608	28,795
Adjusted earnings before provision for income tax	775	746	740	814	751	2,872	3,051
Provision for income tax expense (benefit)	264	249	247	275	253	976	1,024
Adjusted earnings	511	497	493	539	498	1,896	2,027
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$511	$497	$493	$539	$498	$1,896	$2,027

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$511	$497	$493	$539	$498	$1,896	$2,027
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(21)	(18)	-	96	102	(15)	180
Net derivative gains (losses)	(459)	(148)	128	(14)	13	53	(21)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(72)	(66)	(51)	(43)	(35)	(264)	(195)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	12	(1)	(2)	(1)	(1)	(2)	(5)
Interest credited to policyholder account balances	1	1	1	1	-	3	3
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	190	80	(27)	(13)	(28)	85	12
Income (loss) from continuing operations, net of income tax	162	345	542	565	549	1,756	2,001
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	162	345	542	565	549	1,756	2,001
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	162	345	542	565	549	1,756	2,001
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$162	$345	$542	$565	$549	$1,756	$2,001

Total Adjusted Premiums, Fees and Other Revenues	$5,815	$5,654	$6,327	$7,431	$6,038	$23,274	$25,450

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$3,722	$3,971	$3,880	$3,756	$3,780	$15,059	$15,387
Universal life and investment-type product policy fees	194	204	200	197	198	770	799
Net investment income	276	285	280	285	275	1,140	1,125
Other revenues	117	125	122	120	127	467	494
Total adjusted revenues	4,309	4,585	4,482	4,358	4,380	17,436	17,805

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,404	3,670	3,560	3,374	3,413	13,857	14,017
Interest credited to policyholder account balances	34	34	34	34	34	137	136
Capitalization of DAC	(11)	(9)	(7)	(8)	(7)	(48)	(31)
Amortization of DAC and VOBA	9	10	10	9	7	39	36
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	1	1	2
Other expenses	596	582	572	579	580	2,360	2,313
Total adjusted expenses	4,032	4,287	4,170	3,988	4,028	16,346	16,473
Adjusted earnings before provision for income tax	277	298	312	370	352	1,090	1,332
Provision for income tax expense (benefit)	103	104	109	129	122	403	464
Adjusted earnings	174	194	203	241	230	687	868
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$174	$194	$203	$241	$230	$687	$868

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$174	$194	$203	$241	$230	$687	$868
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(7)	9	(3)	-	7	(22)	13
Net derivative gains (losses)	(340)	(34)	26	(7)	(13)	14	(28)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(27)	(21)	(17)	(16)	(15)	(111)	(69)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	131	16	(2)	8	7	47	29
Income (loss) from continuing operations, net of income tax	(69)	164	207	226	216	615	813
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(69)	164	207	226	216	615	813
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(69)	164	207	226	216	615	813
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(69)	$164	$207	$226	$216	$615	$813

Total Adjusted Premiums, Fees and Other Revenues	$4,033	$4,300	$4,202	$4,073	$4,105	$16,296	$16,680

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$770	$346	$1,115	$2,336	$902	$2,948	$4,699
Universal life and investment-type product policy fees	52	61	51	50	51	219	213
Net investment income	1,287	1,285	1,254	1,276	1,294	4,952	5,109
Other revenues	73	72	72	73	73	288	290
Total adjusted revenues	2,182	1,764	2,492	3,735	2,320	8,407	10,311

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,311	912	1,652	2,897	1,587	5,128	7,048
Interest credited to policyholder account balances	301	317	325	342	354	1,165	1,338
Capitalization of DAC	(6)	(2)	(8)	(12)	(9)	(12)	(31)
Amortization of DAC and VOBA	5	5	4	7	4	18	20
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	3	2	2	8	9
Other expenses	120	110	114	118	116	434	458
Total adjusted expenses	1,733	1,344	2,090	3,354	2,054	6,741	8,842
Adjusted earnings before provision for income tax	449	420	402	381	266	1,666	1,469
Provision for income tax expense (benefit)	155	146	140	134	93	578	513
Adjusted earnings	294	274	262	247	173	1,088	956
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$294	$274	$262	$247	$173	$1,088	$956

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$294	$274	$262	$247	$173	$1,088	$956
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(11)	(33)	4	96	93	(11)	160
Net derivative gains (losses)	(124)	(111)	104	(8)	24	40	9
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(45)	(45)	(34)	(27)	(20)	(153)	(126)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	12	(1)	(2)	(1)	(1)	(2)	(5)
Interest credited to policyholder account balances	1	1	1	1	-	3	3
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	60	65	(26)	(21)	(33)	44	(15)
Income (loss) from continuing operations, net of income tax	187	150	309	287	236	1,009	982
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	187	150	309	287	236	1,009	982
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	187	150	309	287	236	1,009	982
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$187	$150	$309	$287	$236	$1,009	$982

Total Adjusted Premiums, Fees and Other Revenues	$895	$479	$1,238	$2,459	$1,026	$3,455	$5,202

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$882	$868	$882	$895	$901	$3,494	$3,546
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	28	42	41	41	38	114	162
Other revenues	5	7	5	4	6	29	22
Total adjusted revenues	915	917	928	940	945	3,637	3,730

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	642	662	675	645	580	2,606	2,562
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(98)	(89)	(101)	(106)	(100)	(411)	(396)
Amortization of DAC and VOBA	104	99	100	102	102	414	403
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	218	217	228	236	230	912	911
Total adjusted expenses	866	889	902	877	812	3,521	3,480
Adjusted earnings before provision for income tax	49	28	26	63	133	116	250
Provision for income tax expense (benefit)	6	(1)	(2)	12	38	(5)	47
Adjusted earnings	43	29	28	51	95	121	203
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$43	$29	$28	$51	$95	$121	$203

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$43	$29	$28	$51	$95	$121	$203
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3)	6	(1)	-	2	18	7
Net derivative gains (losses)	5	(3)	(2)	1	2	(1)	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	1	-	(2)	(6)	(2)
Income (loss) from continuing operations, net of income tax	44	31	26	52	97	132	206
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	44	31	26	52	97	132	206
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	44	31	26	52	97	132	206
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$44	$31	$26	$52	$97	$132	$206

Total Adjusted Premiums, Fees and Other Revenues	$887	$875	$887	$899	$907	$3,523	$3,568

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$18,902	$18,909	$18,982	$18,954	$18,939
Premiums and deposits	4,480	4,819	4,698	4,549	4,553
Surrenders and withdrawals	(581)	(605)	(658)	(646)	(588)
Benefit payments	(3,430)	(3,719)	(3,627)	(3,378)	(3,496)

Net Flows	469	495	413	525	469
Net transfers from (to) separate account	-	(1)	-	2	-
Interest	130	131	131	132	129
Policy charges	(147)	(150)	(151)	(149)	(148)
Other	(445)	(402)	(421)	(525)	(462)

Balance, end of period	$18,909	$18,982	$18,954	$18,939	$18,927

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$749	$761	$810	$836	$857
Premiums and deposits	59	63	60	62	62
Surrenders and withdrawals	(11)	(17)	(11)	(19)	(17)
Benefit payments	(1)	(1)	(1)	(1)	(1)

Net Flows	47	45	48	42	44
Investment performance	14	47	31	35	41
Net transfers from (to) general account	-	1	-	(2)	-
Policy charges	(49)	(51)	(51)	(52)	(51)
Other	-	7	(2)	(2)	(2)

Balance, end of period	$761	$810	$836	$857	$889

U.S. GROUP BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$341	$311	$309	$311	$322
Pension and post-retirement benefit costs	13	17	15	17	16
Premium taxes, other taxes, and licenses & fees	76	52	56	50	52
Fixed expenses, as reported on an adjusted basis	$430	$380	$380	$378	$390
Commissions and other variable expenses	166	202	192	201	190
Other expenses, as reported on an adjusted basis	$596	$582	$572	$579	$580

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Group Life (1)
Adjusted premiums, fees and other revenues	$1,574	$1,690	$1,663	$1,641	$1,633
Mortality ratio	88.2%	86.9%	87.3%	85.0%	87.2%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,687	$1,776	$1,664	$1,628	$1,640
Interest adjusted benefit ratio (3)	76.2%	79.9%	76.9%	74.7%	73.7%

(1) (2) (3)

Excludes certain experience-rated contracts and includes accidental death and dismemberment.

Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$102,036	$101,567	$102,599	$103,417	$107,296
Premiums and deposits	18,705	15,875	19,471	19,622	17,659
Surrenders and withdrawals	(16,134)	(14,943)	(19,539)	(15,926)	(16,912)
Benefit payments	(789)	(812)	(812)	(849)	(841)

Net Flows	1,782	120	(880)	2,847	(94)
Net transfers from (to) separate account	-	4	17	1	6
Interest	845	856	853	864	880
Policy charges	(4)	(36)	(31)	(20)	(6)
Other	(3,092)	88	859	187	65

Balance, end of period	$101,567	$102,599	$103,417	$107,296	$108,147

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$85,929	$85,189	$85,983	$87,049	$82,341
Premiums and deposits	1,683	1,115	1,065	958	1,261
Surrenders and withdrawals	(1,360)	(1,878)	(1,631)	(4,550)	(2,889)
Benefit payments	(12)	(17)	(11)	(22)	(11)

Net Flows	311	(780)	(577)	(3,614)	(1,639)
Investment performance	(1,731)	1,084	1,354	1,003	812
Net transfers from (to) general account	-	(4)	(17)	(1)	(6)
Policy charges	(74)	(80)	(83)	(77)	(76)
Other	754	574	389	(2,019)	(1,078)

Balance, end of period	$85,189	$85,983	$87,049	$82,341	$80,354

U.S. RETIREMENT AND INCOME SOLUTIONS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$74	$66	$63	$65	$64
Pension and post-retirement benefit costs	4	5	5	5	5
Premium taxes, other taxes, and licenses & fees	3	3	1	3	13
Fixed expenses, as reported on an adjusted basis	$81	$74	$69	$73	$82
Commissions and other variable expenses	39	36	45	45	34
Other expenses, as reported on an adjusted basis	$120	$110	$114	$118	$116

SPREAD
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Investment income yield excluding variable investment income	4.56%	4.49%	4.46%	4.42%	4.43%
Variable investment income yield	0.33%	0.37%	0.27%	0.36%	0.22%
Total investment income yield	4.89%	4.86%	4.73%	4.78%	4.65%
Average crediting rate	3.36%	3.32%	3.34%	3.43%	3.38%
Annualized general account spread	1.53%	1.54%	1.39%	1.35%	1.27%

Annualized general account spread excluding variable investment income yield	1.20%	1.17%	1.12%	0.99%	1.05%

U.S. PROPERTY & CASUALTY OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$93	$108	$103	$107	$110
Pension and post-retirement benefit costs	8	7	8	8	8
Premium taxes, other taxes, and licenses & fees	22	21	25	23	23
Fixed expenses, as reported on an adjusted basis	$123	$136	$136	$138	$141
Commissions and other variable expenses	95	81	92	98	89
Other expenses, as reported on an adjusted basis	$218	$217	$228	$236	$230

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Net Written Premiums by Product
Auto	$563	$564	$592	$617	$581
Homeowners & Other	294	283	323	329	291
Total	$857	$847	$915	$946	$872
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$882	$868	$882	$895	$901
Loss and loss adjustment expense ratio	72.8%	76.2%	76.5%	72.1%	64.4%
Other expense ratio	25.2%	25.8%	25.6%	25.7%	25.5%
Total combined ratio	98.0%	102.0%	102.1%	97.8%	89.9%

Effect of catastrophe losses	3.2%	12.9%	14.4%	9.6%	3.0%
Combined ratio excluding catastrophes	94.8%	89.1%	87.7%	88.2%	86.9%
Prior year development	- %	(0.7)%	(0.5)%	(0.7)%	(1.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	94.8%	89.8%	88.2%	88.9%	88.1%
Auto
Net earned premium	$571	$563	$573	$585	$591
Loss and loss adjustment expense ratio	85.2%	72.4%	71.4%	74.5%	74.9%
Other expense ratio	25.0%	25.4%	25.1%	25.2%	24.9%
Total combined ratio	110.2%	97.8%	96.5%	99.7%	99.8%

Effect of catastrophe losses	1.1%	1.4%	2.8%	6.4%	0.6%
Combined ratio excluding catastrophes	109.1%	96.4%	93.7%	93.3%	99.2%
Prior year development	(0.1)%	(0.8)%	(0.5)%	(0.9)%	(1.8)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	109.2%	97.2%	94.2%	94.2%	101.0%
Homeowners & Other
Net earned premium	$311	$305	$309	$310	$310
Loss and loss adjustment expense ratio	50.0%	83.3%	85.9%	67.5%	44.4%
Other expense ratio	25.7%	26.7%	26.5%	26.5%	26.6%
Total combined ratio	75.7%	110.0%	112.4%	94.0%	71.0%

Effect of catastrophe losses	7.1%	34.1%	36.1%	15.7%	7.6%
Combined ratio excluding catastrophes	68.6%	75.9%	76.3%	78.3%	63.4%
Prior year development	0.1%	(0.5)%	(0.6)%	(0.2)%	(0.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	68.5%	76.4%	76.9%	78.5%	63.6%
Catastrophe Losses Before Provision for Income Tax
Auto	$6	$8	$16	$37	$4
Homeowners & Other	22	104	111	49	23
Total	$28	$112	$127	$86	$27
(1) This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$1,741	$1,708	$1,659	$1,696	$1,692	$6,902	$6,755
Universal life and investment-type product policy fees	373	366	375	458	385	1,488	1,584
Net investment income	704	702	729	762	792	2,707	2,985
Other revenues	16	10	11	11	11	61	43
Total adjusted revenues	2,834	2,786	2,774	2,927	2,880	11,158	11,367

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,268	1,315	1,247	1,223	1,290	5,211	5,075
Interest credited to policyholder account balances	324	321	333	349	348	1,298	1,351
Capitalization of DAC	(417)	(420)	(428)	(420)	(442)	(1,668)	(1,710)
Amortization of DAC and VOBA	303	291	290	424	295	1,236	1,300
Amortization of negative VOBA	(41)	(37)	(30)	(24)	(20)	(208)	(111)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	928	875	895	905	938	3,586	3,613
Total adjusted expenses	2,365	2,345	2,307	2,457	2,409	9,455	9,518
Adjusted earnings before provision for income tax	469	441	467	470	471	1,703	1,849
Provision for income tax expense (benefit)	115	146	157	156	161	479	620
Adjusted earnings	354	295	310	314	310	1,224	1,229
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$354	$295	$310	$314	$310	$1,224	$1,229

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$354	$295	$310	$314	$310	$1,224	$1,229
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(241)	117	(19)	(37)	67	230	128
Net derivative gains (losses)	(996)	177	(128)	(58)	40	(47)	31
Premiums	-	-	-	-	-	426	-
Universal life and investment-type product policy fees	3	1	10	3	(1)	98	13
Net investment income	209	16	102	80	116	100	314
Other revenues	(2)	6	5	5	6	8	22
Policyholder benefits and claims and policyholder dividends	(10)	(5)	(5)	(8)	(2)	(347)	(20)
Interest credited to policyholder account balances	(205)	(20)	(108)	(90)	(127)	(70)	(345)
Capitalization of DAC	-	-	-	-	-	105	-
Amortization of DAC and VOBA	-	(1)	(10)	(1)	3	(114)	(9)
Amortization of negative VOBA	4	3	3	2	1	47	9
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(20)	(4)	(9)	(3)	(11)	(227)	(27)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	305	(105)	53	36	(31)	(13)	(47)
Income (loss) from continuing operations, net of income tax	(599)	480	204	243	371	1,420	1,298
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(599)	480	204	243	371	1,420	1,298
Less: Net income (loss) attributable to noncontrolling interests	-	-	1	1	-	2	2
Net income (loss) attributable to MetLife, Inc.	(599)	480	203	242	371	1,418	1,296
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(599)	$480	$203	$242	$371	$1,418	$1,296

Total Adjusted Premiums, Fees and Other Revenues	$2,130	$2,084	$2,045	$2,165	$2,088	$8,451	$8,382

ASIA ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Total adjusted premiums, fees and other revenues	$2,130	$2,084	$2,045	$2,165	$2,088

Total adjusted premiums, fees and other revenues, on a constant currency basis	$2,098	$2,105	$2,030	$2,142	$2,088
Add: Operating joint ventures premiums, fees and other revenues, on a constant currency basis (1), (2)	189	194	190	198	220
Total adjusted premiums, fees and other revenues including operating joint ventures, on a constant currency basis	$2,287	$2,299	$2,220	$2,340	$2,308

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$356	$298	$315	$340	$356
Pension and post-retirement benefit costs	19	19	20	20	20
Premium taxes, other taxes, and licenses & fees	5	31	42	33	28
Fixed expenses, as reported on an adjusted basis	$380	$348	$377	$393	$404
Commissions and other variable expenses	548	527	518	512	534
Other expenses, as reported on an adjusted basis	$928	$875	$895	$905	$938
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$511	$455	$467	$485	$496

Other expenses, as reported on an adjusted basis, on a constant currency basis	$917	$884	$889	$896	$938
Add: Operating joint ventures other expenses, as reported on an adjusted basis, on a constant currency basis (1), (2)	71	81	77	79	86
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$988	$965	$966	$975	$1,024
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$547	$504	$508	$527	$547

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Japan:
Life	$187	$186	$157	$156	$161
Accident & Health	89	87	78	73	87
Annuities	71	100	86	99	100
Other	2	3	3	2	2
Total Japan	349	376	324	330	350
Other Asia	257	336	217	233	261
Total sales	$606	$712	$541	$563	$611

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Adjusted earnings available to common shareholders	$354	$295	$310	$314	$310
Adjusted earnings available to common shareholders, on a constant currency basis	$353	$298	$311	$313	$310

(1)   Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2)   Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$644	$647	$645	$701	$700	$2,529	$2,693
Universal life and investment-type product policy fees	261	260	275	229	280	1,025	1,044
Net investment income	275	303	289	299	328	1,084	1,219
Other revenues	8	9	8	7	8	34	32
Total adjusted revenues	1,188	1,219	1,217	1,236	1,316	4,672	4,988

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	629	633	596	640	666	2,443	2,535
Interest credited to policyholder account balances	79	82	94	99	94	328	369
Capitalization of DAC	(85)	(82)	(88)	(94)	(100)	(321)	(364)
Amortization of DAC and VOBA	57	78	68	-	78	184	224
Amortization of negative VOBA	-	-	-	(1)	-	(1)	(1)
Interest expense on debt	1	1	2	1	1	2	5
Other expenses	368	326	357	377	419	1,336	1,479
Total adjusted expenses	1,049	1,038	1,029	1,022	1,158	3,971	4,247
Adjusted earnings before provision for income tax	139	181	188	214	158	701	741
Provision for income tax expense (benefit)	17	38	34	51	33	158	156
Adjusted earnings	122	143	154	163	125	543	585
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$122	$143	$154	$163	$125	$543	$585

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$122	$143	$154	$163	$125	$543	$585
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	85	12	2	20	(81)	93	(47)
Net derivative gains (losses)	(44)	136	(9)	46	(65)	3	108
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	11	31	-	29	9	48	69
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	150	(20)	(51)	29	78	86	36
Interest credited to policyholder account balances	(17)	(43)	(12)	(35)	(15)	(85)	(105)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	2	3	2	2	1	9	8
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(57)	(31)	11	(30)	9	(68)	(41)
Income (loss) from continuing operations, net of income tax	252	231	97	224	61	629	613
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	252	231	97	224	61	629	613
Less: Net income (loss) attributable to noncontrolling interests	1	2	2	1	2	6	7
Net income (loss) attributable to MetLife, Inc.	251	229	95	223	59	623	606
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$251	$229	$95	$223	$59	$623	$606

Total Adjusted Premiums, Fees and Other Revenues	$913	$916	$928	$937	$988	$3,588	$3,769

LATIN AMERICA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$163	$127	$148	$145	$177
Pension and post-retirement benefit costs	1	-	1	1	1
Premium taxes, other taxes, and licenses & fees	16	15	15	16	18
Fixed expenses, as reported on an adjusted basis	$180	$142	$164	$162	$196
Commissions and other variable expenses	188	184	193	215	223
Other expenses, as reported on an adjusted basis	$368	$326	$357	$377	$419
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$283	$244	$269	$283	$319
Other expenses, as reported on an adjusted basis, on a constant currency basis	$374	$331	$354	$367	$419
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$286	$247	$267	$276	$319

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Mexico	$99	$112	$92	$81	$89
Chile	71	68	66	78	74
All other	73	53	58	64	77
Total sales	$243	$233	$216	$223	$240

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Adjusted premiums, fees and other revenues	$913	$916	$928	$937	$988
Adjusted earnings available to common shareholders	$122	$143	$154	$163	$125

Adjusted premiums, fees and other revenues, on a constant currency basis	$943	$949	$928	$914	$988
Adjusted earnings available to common shareholders, on a constant currency basis	$125	$152	$153	$156	$125

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$508	$502	$505	$527	$527	$2,027	$2,061
Universal life and investment-type product policy fees	97	95	92	109	109	391	405
Net investment income	74	74	78	77	80	318	309
Other revenues	17	17	28	(2)	15	73	58
Total adjusted revenues	696	688	703	711	731	2,809	2,833

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	266	269	270	282	256	1,067	1,077
Interest credited to policyholder account balances	25	24	25	26	25	112	100
Capitalization of DAC	(93)	(92)	(100)	(109)	(113)	(403)	(414)
Amortization of DAC and VOBA	97	87	95	78	97	408	357
Amortization of negative VOBA	(3)	(3)	(5)	(5)	(6)	(13)	(19)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	322	316	332	347	381	1,323	1,376
Total adjusted expenses	614	601	617	619	640	2,494	2,477
Adjusted earnings before provision for income tax	82	87	86	92	91	315	356
Provision for income tax expense (benefit)	10	12	14	21	12	42	59
Adjusted earnings	72	75	72	71	79	273	297
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$72	$75	$72	$71	$79	$273	$297

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$72	$75	$72	$71	$79	$273	$297
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(6)	2	2	(12)	(2)	42	(10)
Net derivative gains (losses)	(3)	13	5	3	11	24	32
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	6	7	5	8	6	24	26
Net investment income	93	349	96	109	294	911	848
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(58)	(9)	(17)	(9)	7	(11)	(28)
Interest credited to policyholder account balances	(96)	(339)	(93)	(104)	(278)	(878)	(814)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	-	1	(1)	1	-	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(5)	(3)	(4)	(3)	(6)	(13)	(16)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	22	(14)	-	-	(21)	(61)	(35)
Income (loss) from continuing operations, net of income tax	26	81	67	62	91	311	301
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	26	81	67	62	91	311	301
Less: Net income (loss) attributable to noncontrolling interests	-	1	-	1	-	3	2
Net income (loss) attributable to MetLife, Inc.	26	80	67	61	91	308	299
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$26	$80	$67	$61	$91	$308	$299

Total Adjusted Premiums, Fees and Other Revenues	$622	$614	$625	$634	$651	$2,491	$2,524

EMEA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$153	$142	$140	$146	$171
Pension and post-retirement benefit costs	2	1	2	2	1
Premium taxes, other taxes, and licenses & fees	6	6	7	6	9
Fixed expenses, as reported on an adjusted basis	$161	$149	$149	$154	$181
Commissions and other variable expenses	161	167	183	193	200
Other expenses, as reported on an adjusted basis	$322	$316	$332	$347	$381
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$229	$224	$232	$238	$268
Other expenses, as reported on an adjusted basis, on a constant currency basis	$335	$333	$343	$346	$381
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$238	$237	$240	$238	$268

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Adjusted premiums, fees and other revenues	$622	$614	$625	$634	$651
Adjusted earnings available to common shareholders	$72	$75	$72	$71	$79

Adjusted premiums, fees and other revenues, on a constant currency basis	$647	$649	$645	$633	$651
Adjusted earnings available to common shareholders, on a constant currency basis	$75	$81	$75	$70	$79
Total sales on a constant currency basis	$233	$267	$245	$255	$231

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$1,194	$1,059	$1,022	$989	$1,074	$4,506	$4,144
Universal life and investment-type product policy fees	363	362	345	349	305	1,436	1,361
Net investment income	1,455	1,441	1,401	1,390	1,375	5,944	5,607
Other revenues	69	96	37	37	74	581	244
Total adjusted revenues	3,081	2,958	2,805	2,765	2,828	12,467	11,356

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,928	1,733	1,717	1,732	1,818	7,523	7,000
Interest credited to policyholder account balances	262	257	255	255	251	1,042	1,018
Capitalization of DAC	(41)	(34)	(23)	(14)	(11)	(281)	(82)
Amortization of DAC and VOBA	100	74	139	(70)	159	736	302
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	14	15	5	2	2	57	24
Other expenses	531	340	370	322	333	2,392	1,365
Total adjusted expenses	2,794	2,385	2,463	2,227	2,552	11,469	9,627
Adjusted earnings before provision for income tax	287	573	342	538	276	998	1,729
Provision for income tax expense (benefit)	86	186	105	174	82	292	547
Adjusted earnings	201	387	237	364	194	706	1,182
Preferred stock dividends	-	-	-	-	-	-	-
Adjusted earnings available to common shareholders	$201	$387	$237	$364	$194	$706	$1,182

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$201	$387	$237	$364	$194	$706	$1,182
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	57	21	3	23	24	182	71
Net derivative gains (losses)	(909)	(18)	(266)	(165)	(104)	(941)	(553)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	23	24	25	25	24	92	98
Net investment income	(66)	(57)	(48)	(39)	(37)	(274)	(181)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(50)	(65)	(50)	(128)	(79)	(166)	(322)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	20	15	44	6	3	312	68
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(1)	-	-	-	-	(14)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	323	29	102	98	58	283	287
Income (loss) from continuing operations, net of income tax	(402)	336	47	184	83	180	650
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(402)	336	47	184	83	180	650
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(402)	336	47	184	83	180	650
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(402)	$336	$47	$184	$83	$180	$650

Total Adjusted Premiums, Fees and Other Revenues	$1,626	$1,517	$1,404	$1,375	$1,453	$6,523	$5,749

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$80,906	$80,678	$81,009	$81,056	$81,338
Premiums and deposits (2), (3)	1,483	1,405	1,308	1,258	1,375
Surrenders and withdrawals	(590)	(618)	(611)	(584)	(646)
Benefit payments	(712)	(763)	(659)	(642)	(679)

Net Flows	181	24	38	32	50
Net transfers from (to) separate account	12	25	9	12	11
Interest	799	812	815	819	825
Policy charges	(242)	(201)	(200)	(199)	(199)
Other	(978)	(329)	(615)	(382)	(334)

Balance, end of period	$80,678	$81,009	$81,056	$81,338	$81,691

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$23,100	$22,264	$21,522	$21,329	$21,180
Premiums and deposits (2), (3)	239	202	135	134	109
Surrenders and withdrawals	(417)	(358)	(375)	(372)	(470)
Benefit payments	(175)	(199)	(178)	(154)	(161)

Net Flows	(353)	(355)	(418)	(392)	(522)
Net transfers from (to) separate account	34	10	39	66	16
Interest	165	160	159	158	156
Policy charges	(5)	(5)	(5)	(5)	(4)
Other	(677)	(552)	32	24	(35)

Balance, end of period	$22,264	$21,522	$21,329	$21,180	$20,791

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$5,210	$5,200	$5,415	$5,537	$5,670
Premiums and deposits (3)	73	76	73	70	69
Surrenders and withdrawals	(52)	(61)	(63)	(56)	(63)
Benefit payments	(5)	(7)	(7)	(6)	(6)

Net Flows	16	8	3	8	-
Investment performance	74	306	201	207	270
Net transfers from (to) general account	(12)	(25)	(9)	(12)	(11)
Policy charges	(72)	(72)	(71)	(69)	(71)
Other	(16)	(2)	(2)	(1)	(3)

Balance, end of period	$5,200	$5,415	$5,537	$5,670	$5,855

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Balance, beginning of period	$44,560	$43,623	$44,667	$44,907	$45,278
Premiums and deposits (3)	187	175	168	133	107
Surrenders and withdrawals	(813)	(903)	(977)	(964)	(1,125)
Benefit payments	(88)	(90)	(92)	(90)	(106)

Net Flows	(714)	(818)	(901)	(921)	(1,124)
Investment performance	36	2,090	1,410	1,587	1,766
Net transfers from (to) general account	(34)	(10)	(39)	(66)	(16)
Policy charges	(224)	(219)	(230)	(230)	(228)
Other	(1)	1	-	1	2

Balance, end of period	$43,623	$44,667	$44,907	$45,278	$45,678

(1)   Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)   Includes premiums and deposits directed to the general account investment option of variable products.

(3)   Includes company-sponsored internal exchanges.

METLIFE HOLDINGS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Direct and allocated expenses	$199	$175	$199	$205	$210
Pension and post-retirement benefit costs	28	25	22	25	23
Premium taxes, other taxes, and licenses & fees	25	22	14	20	18
Fixed expenses, as reported on an adjusted basis	$252	$222	$235	$250	$251
Commissions and other variable expenses	279	118	135	72	82
Other expenses, as reported on an adjusted basis	$531	$340	$370	$322	$333

SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Investment income yield excluding variable investment income	5.93%	5.89%	5.62%	5.45%	5.42%
Variable investment income yield	0.19%	0.24%	0.23%	0.23%	0.16%
Total investment income yield	6.12%	6.13%	5.85%	5.68%	5.58%
Average crediting rate	4.55%	4.62%	4.56%	4.50%	4.48%
Annualized general account spread	1.57%	1.51%	1.29%	1.18%	1.10%

Annualized general account spread excluding variable investment income yield	1.38%	1.27%	1.06%	0.95%	0.94%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Investment income yield excluding variable investment income	5.05%	5.03%	4.91%	4.78%	4.79%
Variable investment income yield	0.31%	0.29%	0.26%	0.28%	0.20%
Total investment income yield	5.36%	5.32%	5.17%	5.06%	4.99%
Average crediting rate	3.17%	3.16%	3.14%	3.11%	3.12%
Annualized general account spread	2.19%	2.16%	2.03%	1.95%	1.87%

Annualized general account spread excluding variable investment income yield	1.88%	1.87%	1.77%	1.67%	1.67%
(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Life (1)
Adjusted premiums, fees and other revenues	$1,150	$1,002	$946	$922	$993
Interest adjusted benefit ratio	63.5%	48.6%	51.1%	48.0%	56.5%

Lapse Ratio (2)
Traditional life	4.5%	4.5%	4.6%	4.7%	4.7%
Variable & universal life	4.5%	4.5%	4.5%	4.4%	4.4%
Fixed annuity	8.0%	7.2%	7.3%	6.8%	6.9%
Variable annuity	6.6%	7.1%	7.6%	8.0%	8.5%
(1) Represents traditional life and variable & universal life, components of Life & Other. (2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Adjusted revenues
Premiums	$(10)	$38	$8	$13	$(5)	$40	$54
Universal life and investment-type product policy fees	-	-	-	-	1	2	1
Net investment income	37	40	41	26	(79)	178	28
Other revenues	40	59	61	65	86	110	271
Total adjusted revenues	67	137	110	104	3	330	354

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	18	25	1	7	(7)	41	26
Interest credited to policyholder account balances	1	1	-	-	-	6	1
Capitalization of DAC	-	(1)	(3)	(2)	(2)	(7)	(8)
Amortization of DAC and VOBA	1	1	1	3	1	8	6
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	277	277	277	279	272	1,139	1,105
Other expenses	229	175	202	237	280	597	894
Total adjusted expenses	526	478	478	524	544	1,784	2,024
Adjusted earnings before provision for income tax	(459)	(341)	(368)	(420)	(541)	(1,454)	(1,670)
Provision for income tax expense (benefit)	(301)	(271)	(269)	(90)	(58)	(948)	(688)
Adjusted earnings	(158)	(70)	(99)	(330)	(483)	(506)	(982)
Preferred stock dividends	45	6	46	6	45	103	103
Adjusted earnings available to common shareholders	$(203)	$(76)	$(145)	$(336)	$(528)	$(609)	$(1,085)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$(158)	$(70)	$(99)	$(330)	$(483)	$(506)	$(982)
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(173)	(46)	116	(696)	(4)	(215)	(630)
Net derivative gains (losses)	99	(386)	23	(2)	(36)	34	(401)
Premiums	(205)	(174)	(136)	(37)	-	(729)	(347)
Universal life and investment-type product policy fees	(17)	(20)	(14)	-	-	(62)	(34)
Net investment income	(48)	(24)	(19)	3	4	(168)	(36)
Other revenues	33	(59)	(57)	(19)	-	34	(135)
Policyholder benefits and claims and policyholder dividends	195	146	103	(113)	(1)	735	135
Interest credited to policyholder account balances	(14)	(14)	(14)	(5)	-	(58)	(33)
Capitalization of DAC	(21)	(16)	(14)	(4)	-	(104)	(34)
Amortization of DAC and VOBA	1	(32)	16	(77)	-	127	(93)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	12	12	4	-	-	50	16
Other expenses	20	(133)	(44)	(76)	(256)	(110)	(509)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	24	286	3	918	1,755	144	2,962
Income (loss) from continuing operations, net of income tax	(252)	(530)	(132)	(438)	979	(828)	(121)
Income (loss) from discontinued operations, net of income tax	(1,370)	(76)	58	(968)	-	(2,734)	(986)
Net income (loss)	(1,622)	(606)	(74)	(1,406)	979	(3,562)	(1,107)
Less: Net income (loss) attributable to noncontrolling interests	1	-	-	3	(4)	(7)	(1)
Net income (loss) attributable to MetLife, Inc.	(1,623)	(606)	(74)	(1,409)	983	(3,555)	(1,106)
Less: Preferred stock dividends	45	6	46	6	45	103	103
Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,668)	$(612)	$(120)	$(1,415)	$938	$(3,658)	$(1,209)

Total Adjusted Premiums, Fees and Other Revenues	$30	$97	$69	$78	$82	$152	$326

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Other business activities	$-	$5	$4	$3	$6	$(5)	$18
Other net investment income	47	45	49	32	18	220	144
Interest expense on debt	(197)	(194)	(197)	(195)	(193)	(814)	(779)
Preferred stock dividends	(45)	(6)	(46)	(6)	(45)	(103)	(103)
Corporate initiatives and projects	(48)	(32)	(67)	(29)	(51)	(129)	(179)
Incremental tax benefit (expense) and other tax-related items	142	150	143	(58)	(174)	438	61
Other	(102)	(44)	(31)	(83)	(89)	(216)	(247)
Adjusted earnings available to common shareholders	$(203)	$(76)	$(145)	$(336)	$(528)	$(609)	$(1,085)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Fixed Maturity Securities
Yield (1)	4.34%	4.34%	4.28%	4.25%	4.30%
Investment income (2), (3), (4)	$2,855	$2,825	$2,820	$2,843	$2,913
Investment gains (losses) (3)	(226)	(4)	43	279	-
Ending carrying value (2), (3)	290,174	295,359	301,267	309,607	309,796
Mortgage Loans
Yield (1)	4.34%	4.47%	4.53%	4.78%	4.55%
Investment income (4)	694	736	758	809	778
Investment gains (losses)	(34)	(12)	(14)	28	11
Ending carrying value	65,167	66,633	67,309	68,057	68,731
Real Estate and Real Estate Joint Ventures
Yield (1)	3.45%	3.20%	3.42%	2.80%	3.29%
Investment income (3)	77	73	79	66	79
Investment gains (losses) (3)	115	(3)	270	169	167
Ending carrying value	8,891	9,293	9,256	9,486	9,637
Policy Loans
Yield (1)	5.26%	5.33%	5.38%	5.40%	5.46%
Investment income	126	127	129	130	131
Ending carrying value	9,511	9,603	9,558	9,585	9,669
Equity Securities
Yield (1)	5.02%	4.90%	4.58%	4.92%	6.37%
Investment income	30	31	31	31	36
Investment gains (losses)	(9)	35	1	2	54
Ending carrying value	2,894	3,088	3,137	2,776	2,513
Other Limited Partnership Interests
Yield (1)	13.10%	18.58%	14.91%	15.94%	10.64%
Investment income	169	240	194	214	149
Investment gains (losses)	(21)	(7)	(11)	(33)	(8)
Ending carrying value	5,136	5,166	5,251	5,501	5,708
Cash and Short-term Investments
Yield (1)	1.21%	1.42%	1.61%	1.13%	1.73%
Investment income	29	33	34	25	40
Investment gains (losses)	3	2	1	2	(21)
Ending carrying value	19,173	20,509	18,766	20,240	17,571
Other Invested Assets (1)
Investment income	227	214	170	173	98
Investment gains (losses) (3)	(6)	(28)	(72)	28	(25)
Ending carrying value	19,303	17,003	16,559	17,652	17,263
Total Investments
Investment income yield (1)	4.57%	4.65%	4.54%	4.54%	4.40%
Investment fees and expenses yield	(0.13)%	(0.15)%	(0.13)%	(0.14)%	(0.13)%
Net Investment Income Yield (1), (3)	4.44%	4.50%	4.41%	4.40%	4.27%
Investment income	$4,207	$4,279	$4,215	$4,291	$4,224
Investment fees and expenses	(120)	(134)	(123)	(133)	(121)
Net investment income including Divested businesses and Lag elimination	4,087	4,145	4,092	4,158	4,103
Less: Net investment income from Divested businesses and Lag elimination	(49)	(27)	(21)	2	-
Net Investment Income, as reported on an adjusted basis (3)	$4,136	$4,172	$4,113	$4,156	$4,103
Ending Carrying Value (3)	$420,249	$426,654	$431,103	$442,904	$440,888
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(178)	$(17)	$218	$475	$178
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	-	-	-
Investment Portfolio Gains (Losses) (3)	$(178)	$(17)	$218	$475	$178
Gross investment gains	$277	$239	$421	$647	$396
Gross investment losses	(380)	(224)	(100)	(111)	(195)
Writedowns	(75)	(32)	(103)	(61)	(23)
Investment Portfolio Gains (Losses) (3)	(178)	(17)	218	475	178
Investment portfolio gains (losses) income tax (expense) benefit	38	19	(69)	(187)	(59)
Investment Portfolio Gains (Losses), Net of Income Tax	$(140)	$2	$149	$288	$119

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(2,465)	$(358)	$(355)	$(281)	$(220)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	-	-	-
Derivative gains (losses) (3)	(2,465)	(358)	(355)	(281)	(220)
Derivative gains (losses) income tax (expense) benefit	814	148	111	103	73
Derivative Gains (Losses), Net of Income Tax	$(1,651)	$(210)	$(244)	$(178)	$(147)

(1)     This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse Common Stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)     Fixed maturity securities includes $611 million, $649 million, $651 million, $713 million and $865 million in ending carrying value, and ($4) million, $29 million, $16 million, $16 million and $7 million of investment income related to fair value option securities at or for the three months ended December 31, 2016, March 31, 2017, June 30,2017, September 30, 2017 and December 31, 2017, respectively.

(3)     The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments and FVO Brighthouse Common Stock of $13,304 million, $13,743 million, $14,104 million, $15,818 million and $15,874 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $8 million, $7 million, $7 million, $7 million and $6 million and cash and short-term investments of $1 million, $1 million, $0, $0 and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Net investment gains (losses) - GAAP basis	$(299)	$88	$104	$(606)	$106
Less: Operating joint venture adjustments	(1)	1	(1)	-	-
Less: Net investment gains (losses) related to CSEs	-	-	-	-	-
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(120)	104	(113)	(1,081)	(72)
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$(178)	$(17)	$218	$475	$178

	For the Three Months Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Net derivative gains (losses) - GAAP basis	$(2,312)	$(226)	$(247)	$(190)	$(141)
Less: Investment hedge adjustments	152	139	114	97	85
Less: Settlement of foreign currency earnings hedges	2	(6)	(5)	(5)	(6)
Less: PAB hedge adjustments	(1)	(1)	(1)	(1)	-
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(2,465)	$(358)	$(355)	$(281)	$(220)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Fixed Maturity Securities
Yield (1)	4.38%	4.34%	4.31%	4.29%	4.29%
Investment income (2), (3), (4)	$11,665	$2,825	$5,645	$8,488	$11,401
Investment gains (losses) (3)	145	(4)	39	318	318
Ending carrying value (2), (3)	290,174	295,359	301,267	309,607	309,796
Mortgage Loans
Yield (1)	4.61%	4.47%	4.50%	4.59%	4.58%
Investment income (4)	2,858	736	1,494	2,303	3,081
Investment gains (losses)	(231)	(12)	(26)	2	13
Ending carrying value	65,167	66,633	67,309	68,057	68,731
Real Estate and Real Estate Joint Ventures
Yield (1)	3.73%	3.20%	3.31%	3.14%	3.18%
Investment income (3)	322	73	152	218	297
Investment gains (losses) (3)	182	(3)	267	436	603
Ending carrying value	8,891	9,293	9,256	9,486	9,637
Policy Loans
Yield (1)	5.29%	5.33%	5.36%	5.37%	5.39%
Investment income	511	127	256	386	517
Ending carrying value	9,511	9,603	9,558	9,585	9,669
Equity Securities
Yield (1)	4.82%	4.90%	4.74%	4.80%	5.15%
Investment income	120	31	62	93	129
Investment gains (losses)	(56)	35	36	38	92
Ending carrying value	2,894	3,088	3,137	2,776	2,513
Other Limited Partnership Interests
Yield (1)	9.23%	18.58%	16.74%	16.46%	14.93%
Investment income	478	240	434	648	797
Investment gains (losses)	(64)	(7)	(18)	(51)	(59)
Ending carrying value	5,136	5,166	5,251	5,501	5,708
Cash and Short-term Investments
Yield (1)	1.17%	1.42%	1.52%	1.39%	1.48%
Investment income	111	33	67	92	132
Investment gains (losses)	(9)	2	3	5	(16)
Ending carrying value	19,173	20,509	18,766	20,240	17,571
Other Invested Assets (1)
Investment income	856	214	384	557	655
Investment gains (losses) (3)	(118)	(28)	(100)	(72)	(97)
Ending carrying value	19,303	17,003	16,559	17,652	17,263
Total Investments
Investment income yield (1)	4.58%	4.65%	4.60%	4.58%	4.53%
Investment fees and expenses yield	(0.14)%	(0.15)%	(0.14)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.44%	4.50%	4.46%	4.44%	4.39%
Investment income	$16,921	$4,279	$8,494	$12,785	$17,009
Investment fees and expenses	(507)	(134)	(257)	(390)	(511)
Net investment income including Divested businesses and Lag elimination	16,414	4,145	8,237	12,395	16,498
Less: Net investment income from Divested businesses and Lag elimination	(23)	(27)	(48)	(46)	(46)
Net Investment Income, as reported on an adjusted basis (3)	$16,437	$4,172	$8,285	$12,441	$16,544
Ending Carrying Value (3)	$420,249	$426,654	$431,103	$442,904	$440,888
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(151)	$(17)	$201	$676	$854
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	(3)	-	-	-	-
Investment Portfolio Gains (Losses) (3)	$(148)	$(17)	$201	$676	$854
Gross investment gains	$1,393	$239	$660	$1,307	$1,703
Gross investment losses	(1,011)	(224)	(324)	(435)	(630)
Writedowns	(530)	(32)	(135)	(196)	(219)
Investment Portfolio Gains (Losses) (3)	(148)	(17)	201	676	854
Investment portfolio gains (losses) income tax (expense) benefit	111	19	(50)	(237)	(296)
Investment Portfolio Gains (Losses), Net of Income Tax	$(37)	$2	$151	$439	$558

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(1,447)	$(358)	$(713)	$(994)	$(1,214)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	149	-	-	-	-
Derivative gains (losses) (3)	(1,596)	(358)	(713)	(994)	(1,214)
Derivative gains (losses) income tax (expense) benefit	542	148	259	362	435
Derivative Gains (Losses), Net of Income Tax	$(1,054)	$(210)	$(454)	$(632)	$(779)

(1)   This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse Common Stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)   Fixed maturity securities includes $611 million, $649 million, $651 million, $713 million and $865 million in ending carrying value, and $37 million, $29 million, $45 million, $61 million and $68 million of investment income related to fair value option securities at or for the year-to-date period ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

(3)   The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments and FVO Brighthouse Common Stock of $13,304 million, $13,743 million, $14,104 million, $15,818 million and $15,874 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $8 million, $7 million, $7 million, $7 million and $6 million and cash and short-term investments of $1 million, $1 million, $0, $0 and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Net investment gains (losses) - GAAP basis	$317	$88	$192	$(414)	$(308)
Less: Operating joint venture adjustments	(6)	1	-	-	-
Less: Net investment gains (losses) related to certain CSEs	2	-	-	-	-
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	472	104	(9)	(1,090)	(1,162)
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$(151)	$(17)	$201	$676	$854

	For the Year-to-Date Period Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Net derivative gains (losses) - GAAP basis	$(874)	$(226)	$(473)	$(663)	$(804)
Less: Investment hedge adjustments	580	139	253	350	435
Less: Settlement of foreign currency earnings hedges	(4)	(6)	(11)	(16)	(22)
Less: PAB hedge adjustments	(3)	(1)	(2)	(3)	(3)
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(1,447)	$(358)	$(713)	$(994)	$(1,214)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,236	82.2%	$3,059	87.6%	$2,170	91.6%	$1,900	91.9%	$1,737	91.3%
20% or more for less than six months	479	12.2%	281	8.0%	36	1.5%	49	2.4%	49	2.6%
20% or more for six months or greater	224	5.6%	155	4.4%	162	6.9%	117	5.7%	117	6.1%
Total Gross Unrealized Losses	$3,939	100.0%	$3,495	100.0%	$2,368	100.0%	$2,066	100.0%	$1,903	100.0%

Total Gross Unrealized Gains	$21,826		$21,928		$24,193		$24,276		$24,765

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$15	28.3%	$25	86.2%	$23	79.3%	$15	60.0%	$11	55.0%
20% or more for less than six months	9	17.0%	2	6.9%	6	20.7%	10	40.0%	9	45.0%
20% or more for six months or greater	29	54.7%	2	6.9%	-	- %	-	- %	-	- %
Total Gross Unrealized Losses	$53	100.0%	$29	100.0%	$29	100.0%	$25	100.0%	$20	100.0%

Total Gross Unrealized Gains	$483		$458		$430		$415		$393

(1)   MetLife’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$78,543	27.1%	$78,675	26.7%	$80,188	26.7%	$81,655	26.4%	$82,661	26.8%
Foreign government securities		55,976	19.3%	59,241	20.1%	59,899	19.9%	60,789	19.7%	61,534	19.9%
Foreign corporate securities		50,663	17.5%	51,999	17.6%	53,847	17.9%	55,140	17.9%	55,569	18.0%
U.S. government and agency securities		44,433	15.4%	43,513	14.8%	44,368	14.7%	47,664	15.4%	47,394	15.3%
Residential mortgage-backed securities		29,032	10.0%	29,763	10.1%	30,403	10.1%	31,398	10.2%	28,800	9.3%
State and political subdivision securities		12,231	4.2%	12,290	4.2%	12,211	4.1%	12,345	4.0%	12,455	4.0%
Asset-backed securities		11,225	3.9%	11,475	3.9%	11,897	4.0%	11,771	3.8%	12,291	4.0%
Commercial mortgage-backed securities		7,460	2.6%	7,754	2.6%	7,803	2.6%	8,132	2.6%	8,227	2.7%
Total Fixed Maturity Securities Available-For-Sale		$289,563	100.0%	$294,710	100.0%	$300,616	100.0%	$308,894	100.0%	$308,931	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$205,945	71.1%	$209,829	71.2%	$213,398	71.0%	$219,158	70.9%	$218,830	70.8%
2	Baa	65,820	22.7%	67,214	22.8%	69,803	23.2%	72,293	23.4%	72,396	23.4%
3	Ba	12,156	4.2%	12,091	4.1%	11,672	3.9%	11,562	3.7%	11,711	3.8%
4	B	4,788	1.7%	4,663	1.6%	4,906	1.6%	4,960	1.7%	5,155	1.7%
5	Caa and lower	853	0.3%	912	0.3%	836	0.3%	917	0.3%	833	0.3%
6	In or near default	1	- %	1	- %	1	- %	4	- %	6	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$289,563	100.0%	$294,710	100.0%	$300,616	100.0%	$308,894	100.0%	$308,931	100.0%

(1)   Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

INVESTMENTS SUMMARY OF MORTGAGE LOANS
Unaudited (In millions)	December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017

Commercial mortgage loans	$41,512		$42,346		$42,590		$43,243		$44,375
Agricultural mortgage loans	12,564		12,683		12,761		12,967		13,014
Residential mortgage loans	11,395		11,914		12,270		12,163		11,656
Total Mortgage Loans	65,471		66,943		67,621		68,373		69,045
Valuation allowances	(304)		(310)		(312)		(316)		(314)
Total Mortgage Loans, net	$65,167		$66,633		$67,309		$68,057		$68,731

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,506	22.9%	$9,850	23.3%	$9,695	22.8%	$9,935	23.0%	$9,875	22.3%
International	7,772	18.7%	7,948	18.8%	8,010	18.8%	8,361	19.3%	9,101	20.5%
Middle Atlantic	7,263	17.5%	7,379	17.4%	7,650	17.9%	7,616	17.6%	7,231	16.3%
South Atlantic	5,192	12.5%	5,092	12.0%	4,953	11.6%	4,624	10.7%	5,311	12.0%
West South Central	3,585	8.6%	3,569	8.4%	3,649	8.6%	3,679	8.5%	3,819	8.6%
East North Central	2,037	4.9%	2,220	5.3%	2,218	5.2%	2,413	5.6%	2,683	6.0%
Mountain	1,202	2.9%	1,201	2.8%	1,200	2.8%	1,200	2.8%	1,188	2.7%
New England	1,199	2.9%	1,194	2.8%	1,099	2.6%	1,162	2.7%	901	2.0%
East South Central	410	1.0%	521	1.2%	714	1.7%	835	1.9%	840	1.9%
West North Central	497	1.2%	460	1.1%	456	1.1%	478	1.1%	477	1.1%
Multi-Region and Other	2,849	6.9%	2,912	6.9%	2,946	6.9%	2,940	6.8%	2,949	6.6%
Total	$41,512	100.0%	$42,346	100.0%	$42,590	100.0%	$43,243	100.0%	$44,375	100.0%

Office	$20,868	50.3%	$21,608	51.0%	$21,476	50.4%	$22,339	51.7%	$22,602	50.9%
Retail	8,708	21.0%	8,599	20.3%	8,727	20.5%	8,694	20.1%	8,032	18.1%
Apartment	5,240	12.6%	5,345	12.6%	5,549	13.0%	5,730	13.2%	6,113	13.8%
Hotel	3,747	9.0%	3,769	8.9%	3,782	8.9%	3,493	8.1%	3,620	8.2%
Industrial	2,659	6.4%	2,772	6.6%	2,713	6.4%	2,744	6.3%	3,125	7.0%
Other	290	0.7%	253	0.6%	343	0.8%	243	0.6%	883	2.0%
Total	$41,512	100.0%	$42,346	100.0%	$42,590	100.0%	$43,243	100.0%	$44,375	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Reconciliation to Adjusted Earnings
Income (loss) from continuing operations, net of income tax	$(813)	$943	$825	$840	$2,134	$3,468	$4,742
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	(299)	88	104	(606)	106	317	(308)
Net derivative gains (losses)	(2,312)	(226)	(247)	(190)	(141)	(874)	(804)
Premiums - Divested businesses and Lag elimination	(205)	(174)	(136)	(37)	-	(303)	(347)
Universal life and investment-type product policy fees
Unearned revenue adjustments	2	1	9	4	(2)	30	12
GMIB fees	31	31	31	32	31	124	125
Divested businesses and Lag elimination	(18)	(20)	(14)	-	-	(2)	(34)
Net investment income
Investment hedge adjustments	(152)	(139)	(114)	(97)	(85)	(580)	(435)
Operating joint venture adjustments	1	(1)	1	-	-	6	-
Unit-linked contract income	327	416	214	234	436	950	1,300
Securitization entities income	-	-	-	-	-	-	-
Divested businesses and Lag elimination	(49)	(27)	(21)	2	-	(23)	(46)
Other revenues
Settlement of foreign currency earnings hedges	(2)	6	5	5	6	4	22
Divested businesses and Lag elimination	33	(59)	(57)	(19)	-	38	(135)
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation and pass through adjustments	163	(21)	(53)	28	77	85	31
GMIB costs	(109)	(73)	(67)	(138)	(72)	(169)	(350)
Market value adjustments	(10)	(6)	(5)	(8)	(3)	(41)	(22)
Divested businesses and Lag elimination	195	146	103	(112)	-	420	137
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	1	1	-	3	3
Unit-linked contract costs	(318)	(402)	(213)	(229)	(420)	(932)	(1,264)
Divested businesses and Lag elimination	(14)	(14)	(14)	(5)	-	(159)	(33)
Capitalization of DAC - Divested businesses and Lag elimination	(21)	(16)	(14)	(4)	-	1	(34)
Amortization of DAC and VOBA
Related to NIGL and NDGL	11	2	28	2	28	226	60
Related to GMIB fees and GMIB costs	9	13	6	-	(21)	44	(2)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	2	(33)	17	(75)	-	55	(91)
Amortization of negative VOBA
Related to market value adjustments	4	3	3	2	1	25	9
Divested businesses and Lag elimination	-	-	-	-	-	22	-
Interest expense on debt
Securitization entities debt expense	-	-	-	-	-	-	-
Divested businesses and Lag elimination	12	12	4	-	-	50	16
Other expenses
Noncontrolling interest	4	4	3	10	(5)	6	12
Regulatory implementation costs	(1)	-	-	-	-	(1)	-
Acquisition, integration and other costs	(31)	(8)	(14)	(20)	(23)	(64)	(65)
Divested businesses and Lag elimination	24	(133)	(44)	(70)	(244)	(296)	(491)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	807	245	142	1,009	1,742	370	3,138
Adjusted earnings	$1,102	$1,327	$1,167	$1,121	$723	$4,136	$4,338

(1)   For the year ended December 31, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$15	$-	$-	$-	$(63)	$15
Catastrophe experience and prior year development, net	-	(45)	-	(10)	7	(44)	(48)
Actuarial assumption review and other insurance adjustments	(91)	76	(28)	125	(110)	(561)	63
Litigation reserves & settlement costs	(23)	(21)	-	-	(55)	(23)	(76)
Expense initiative costs	(28)	(21)	(22)	(17)	(42)	(28)	(102)
Other expense-related items (2)	-	-	(36)	-	-	-	(36)
Tax adjustments	-	-	27	(167)	(298)	10	(438)
Total notable items	$(142)	$4	$(59)	$(69)	$(498)	$(709)	$(622)

U.S.
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$22	$-	$-	$-	$(32)	$22
Catastrophe experience and prior year development, net	-	(45)	-	(10)	7	(44)	(48)
Actuarial assumption review and other insurance adjustments	-	-	-	-	(62)	(25)	(62)
Total notable items	$-	$(23)	$-	$(10)	$(55)	$(101)	$(88)

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$3	$-	$-	$-	$9	$3
Total notable items	$-	$3	$-	$-	$-	$9	$3

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$17	$-	$-	$-	$(34)	$17
Actuarial assumption review and other insurance adjustments	-	-	-	-	(62)	(25)	(62)
Total notable items	$-	$17	$-	$-	$(62)	$(59)	$(45)

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$2	$-	$-	$-	$(7)	$2
Catastrophe experience and prior year development, net	-	(45)	-	(10)	7	(44)	(48)
Total notable items	$-	$(43)	$-	$(10)	$7	$(51)	$(46)

(1)   These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)
ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$(3)	$-	$-	$-	$(41)	$(3)
Actuarial assumption review and other insurance adjustments	-	-	12	(4)	-	(70)	8
Tax adjustments	-	-	-	-	-	20	-
Total notable items	$-	$(3)	$12	$(4)	$-	$(91)	$5

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$(1)	$-	$-	$-	$(6)	$(1)
Actuarial assumption review and other insurance adjustments	-	-	-	15	-	8	15
Tax adjustments	-	-	-	-	-	(10)	-
Total notable items	$-	$(1)	$-	$15	$-	$(8)	$14

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Actuarial assumption review and other insurance adjustments	$-	$-	$-	$(8)	$-	$(16)	$(8)
Total notable items	$-	$-	$-	$(8)	$-	$(16)	$(8)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$1	$-	$-	$-	$25	$1
Actuarial assumption review and other insurance adjustments	(91)	76	(40)	122	(48)	(458)	110
Total notable items	$(91)	$77	$(40)	$122	$(48)	$(433)	$111

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017
Variable investment income	$-	$(4)	$-	$-	$-	$(9)	$(4)
Litigation reserves & settlement costs	(23)	(21)	-	-	(55)	(23)	(76)
Expense initiative costs	(28)	(21)	(22)	(17)	(42)	(28)	(102)
Other expense-related items (2)	-	-	(36)	-	-	-	(36)
Tax adjustments	-	-	27	(167)	(298)	-	(438)
Total notable items	$(51)	$(46)	$(31)	$(184)	$(395)	$(60)	$(656)

(1)

These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2)	For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Total MetLife, Inc.’s stockholders’ equity	$67,087	$67,726	$69,248	$56,454	$57,968
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	65,021	65,660	67,182	54,388	55,902
Less: Net unrealized investment gains (losses), net of income tax	12,650	13,189	15,038	13,343	13,662
Defined benefit plans adjustment, net of income tax	(1,972)	(1,951)	(1,923)	(1,878)	(1,845)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	54,343	54,422	54,067	42,923	44,085
Less: Goodwill, net of income tax	9,112	9,209	9,230	9,151	9,322
VODA and VOCRA, net of income tax	404	386	373	374	378
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$44,827	$44,827	$44,464	$33,398	$34,385

Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Book value per common share (1)	$59.35	$60.72	$63.17	$51.59	$53.57
Less: Net unrealized investment gains (losses), net of income tax	11.54	12.20	14.14	12.66	13.10
Defined benefit plans adjustment, net of income tax	(1.80)	(1.81)	(1.81)	(1.78)	(1.77)
Book value per common share, excluding AOCI other than FCTA (1)	49.61	50.33	50.84	40.71	42.24
Less: Goodwill, net of income tax	8.32	8.51	8.68	8.68	8.93
VODA and VOCRA, net of income tax	0.37	0.36	0.35	0.35	0.36
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$40.92	$41.46	$41.81	$31.68	$32.95

Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Total MetLife, Inc.’s stockholders’ equity	$67,087	$67,726	$69,248	$56,454	$57,968
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	65,021	65,660	67,182	54,388	55,902
Less: Net unrealized investment gains (losses), net of income tax	12,650	13,189	15,038	13,343	13,662
Defined benefit plans adjustment, net of income tax	(1,972)	(1,951)	(1,923)	(1,878)	(1,845)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	54,343	54,422	54,067	42,923	44,085
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	16,598	16,436	14,649	-	-
Total MetLife, Inc.’s common stockholders’ equity excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$37,745	$37,986	$39,418	$42,923	$44,085

Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Book value per common share (1)	$59.35	$60.72	$63.17	$51.59	$53.57
Less: Net unrealized investment gains (losses), net of income tax	11.54	12.20	14.14	12.66	13.10
Defined benefit plans adjustment, net of income tax	(1.80)	(1.81)	(1.81)	(1.78)	(1.77)
Book value per common share, excluding AOCI other than FCTA (1)	49.61	50.33	50.84	40.71	42.24
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	15.16	15.20	13.78	-	-
Book value per common share - common stockholders’ equity excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$34.45	$35.13	$37.06	$40.71	$42.24

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2017

Return on MetLife, Inc.’s:
Common stockholders’ equity	(12.6)%	5.3%	5.0%	(0.9)%	15.2%	0.9%	5.9%
Common stockholders’ equity, excluding AOCI other than FCTA	(15.8)%	6.3%	6.1%	(1.2)%	19.2%	1.1%	7.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	(19.0)%	7.8%	7.6%	(1.3)%	24.8%	1.4%	9.1%

Adjusted return on MetLife, Inc.’s:
Common stockholders’ equity	6.0%	8.1%	6.8%	7.3%	4.9%	5.6%	6.9%
Common stockholders’ equity, excluding AOCI other than FCTA	7.5%	9.7%	8.3%	9.2%	6.2%	7.1%	8.5%
Common stockholders’ equity excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.8%	14.0%	11.6%	10.8%	6.2%	10.4%	10.5%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (4)	9.1%	11.9%	10.1%	11.5%	8.1%	8.6%	10.6%

Average common stockholders’ equity	$70,556	$65,341	$66,421	$60,785	$55,145	$71,483	$61,631
Average common stockholders’ equity, excluding AOCI other than FCTA	$56,442	$54,383	$54,245	$48,495	$43,504	$57,133	$49,968
Average common stockholders’ equity excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$38,985	$37,866	$38,702	$41,171	$43,504	$38,729	$40,431
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,739	$44,827	$44,646	$38,931	$33,892	$47,254	$40,380

(1) Calculated using common shares outstanding, end of period.

(2) Annualized using quarter-to-date results.

(3) Net income (loss) available to MetLife, Inc.’s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 of $11 million, $11 million, $11 million, $9 million and $8 million, respectively, and for the years ended December 31, 2016 and 2017 of $47 million and $39 million, respectively.

(4) Adjusted earnings (losses) available to MetLife, Inc.’s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 of $10 million, $8 million, $8 million, $9 million and $8 million, respectively, and for the years ended December 31, 2016 and 2017 of $36 million and $33 million, respectively.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S.
GROUP BENEFITS	(9.6)%	23.3%	29.4%	32.1%	30.7%
RETIREMENT AND INCOME SOLUTIONS	11.0%	10.8%	22.3%	20.7%	17.0%
PROPERTY & CASUALTY	15.6%	6.7%	5.6%	11.2%	20.8%
TOTAL U.S.	6.0%	13.5%	21.2%	22.1%	21.5%
ASIA	(21.7)%	15.3%	6.5%	7.7%	11.8%
LATIN AMERICA	32.7%	31.2%	13.0%	30.4%	8.0%
EMEA	3.2%	10.0%	8.3%	7.6%	11.3%
METLIFE HOLDINGS	(14.5)%	11.9%	1.7%	6.5%	3.0%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S.	6.6%	15.7%	24.7%	25.8%	25.0%
ASIA	(37.2)%	24.4%	10.3%	12.3%	18.8%
LATIN AMERICA	51.9%	53.8%	22.3%	52.3%	13.8%
EMEA	6.0%	16.3%	13.7%	12.5%	18.4%
METLIFE HOLDINGS	(15.0)%	13.4%	2.0%	7.4%	3.4%

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S.
GROUP BENEFITS	24.1%	27.6%	28.8%	34.2%	32.7%
RETIREMENT AND INCOME SOLUTIONS	17.3%	19.8%	18.9%	17.8%	12.5%
PROPERTY & CASUALTY	15.2%	6.2%	6.0%	11.0%	20.4%
TOTAL U.S.	18.9%	19.5%	19.3%	21.1%	19.5%
ASIA	12.8%	9.4%	9.9%	10.0%	9.9%
LATIN AMERICA	15.9%	19.5%	21.0%	22.2%	17.0%
EMEA	8.9%	9.3%	9.0%	8.8%	9.8%
METLIFE HOLDINGS	7.3%	13.8%	8.4%	12.9%	6.9%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S.	20.8%	22.7%	22.5%	24.6%	22.7%
ASIA	22.1%	15.0%	15.8%	16.0%	15.8%
LATIN AMERICA	25.2%	33.6%	36.2%	38.3%	29.3%
EMEA	15.6%	15.3%	14.7%	14.5%	16.1%
METLIFE HOLDINGS	7.8%	15.4%	9.5%	14.5%	7.8%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
	Unaudited (In millions)	2016	2017	2016	2017
	U.S.
	GROUP BENEFITS	$2,884	$2,816
	RETIREMENT AND INCOME SOLUTIONS	6,813	5,538
	PROPERTY & CASUALTY	1,130	1,862
	TOTAL U.S.	$10,827	$10,216	$9,855	$8,792
	ASIA	$11,045	$12,587	$6,431	$7,898
	LATIN AMERICA	$3,070	$2,933	$1,935	$1,704
	EMEA	$3,226	$3,210	$1,919	$2,017
	METLIFE HOLDINGS	$11,082	$11,247	$10,586	$10,179

(3)   Net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity and adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-
EMEA	$3	$2	$2	$2	$2
METLIFE HOLDINGS	$5	$5	$4	$4	$4

APPENDIX

METLIFE

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S. (1)	$5,815	$5,654	$6,327	$7,431	$6,038
ASIA	2,098	2,105	2,030	2,142	2,088
LATIN AMERICA	943	949	928	914	988
EMEA	647	649	645	633	651
METLIFE HOLDINGS (1)	1,626	1,517	1,404	1,375	1,453
CORPORATE & OTHER (1)	30	97	69	78	82
Total adjusted premiums, fees and other revenues, on a constant currency basis	$11,159	$10,971	$11,403	$12,573	$11,300
Total adjusted premiums, fees and other revenues	$11,136	$10,882	$11,398	$12,620	$11,300

ASIA (including operating joint ventures) (2), (3)	$2,287	$2,299	$2,220	$2,340	$2,308

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S. (1)	$934	$909	$914	$933	$926
ASIA	917	884	889	896	938
LATIN AMERICA	374	331	354	367	419
EMEA	335	333	343	346	381
METLIFE HOLDINGS (1)	531	340	370	322	333
CORPORATE & OTHER (1)	229	175	202	237	280
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,320	$2,972	$3,072	$3,101	$3,277
Other expenses, as reported on an adjusted basis	$3,312	$2,941	$3,070	$3,121	$3,277

ASIA (including operating joint ventures) (2), (3)	$988	$965	$966	$975	$1,024

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
U.S. (1)	$511	$497	$493	$539	$498
ASIA	353	298	311	313	310
LATIN AMERICA	125	152	153	156	125
EMEA	75	81	75	70	79
METLIFE HOLDINGS (1)	201	387	237	364	194
CORPORATE & OTHER (1)	(203)	(76)	(145)	(336)	(528)
Total adjusted earnings available to common shareholders on a constant currency basis	$1,062	$1,339	$1,124	$1,106	$678
Total adjusted earnings available to common shareholders	$1,057	$1,321	$1,121	$1,115	$678

(1)   Amounts on a reported basis, as constant currency impact is not significant.

(2)   Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3)   Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted revenues	(i)	revenues
(ii)	adjusted expenses	(ii)	expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	adjusted earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	adjusted earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	adjusted earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(viii)	adjusted return on equity	(viii)	return on equity
(ix)	investment portfolio gains (losses)	(ix)	net investment gains (losses)
(x)	derivative gains (losses)	(x)	net derivative gains (losses)
(xi)	MetLife, Inc.’s tangible common stockholders’ equity	(xi)	MetLife, Inc.’s stockholders’ equity
(xii)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xii)	MetLife, Inc.’s stockholders’ equity
(xiii)	MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xiii)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders; and
•	adjusted earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses or goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
•

MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•

Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) - adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity - adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity - adjusted earnings available to common shareholders divided by allocated equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

•

MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•

Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity - adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Adjusted return on allocated tangible equity - adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•

Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.
The following additional information is relevant to an understanding of our performance results:
•

Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•

All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements